Exhibit 10.22.7

CONSENT AND AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED SECOND LIEN CREDIT AGREEMENT

THIS CONSENT AND AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED SECOND LIEN CREDIT AGREEMENT (this “Amendment”), dated as of March 24, 2022 is entered into by and among BENEFICIENT COMPANY HOLDINGS, L.P. (the “Borrower”), THE BENEFICIENT COMPANY GROUP, L.P. (“Parent”), HCLP NOMINEES, L.L.C. (“HCLP”), as Lender under the Credit Agreement (as defined below) (in such capacity, the “Lender”) and as Senior Creditor and Subordinated Creditor under the Subordination Agreement (as defined in the Existing Credit Agreement), and the DSTs party hereto.

W I T N E S S E T H

WHEREAS, Borrower, the Lender, and the Parent are party to that certain Second Amended and Restated Second Lien Credit Agreement, dated as of August 13, 2020 (as modified by that certain Consent No. 1 to Second Amended and Restated Second Lien Credit Agreement, dated as of January 20, 2021 and effective as of September 30, 2020, as amended by that certain Amendment No. 1 to Second Amended and Restated Second Lien Credit Agreement, dated as of March 10, 2021, and as further amended by that certain Amendment No. 2 to Second Lien Loan Documents, dated as of June 28, 2021, as amended by that certain Consent and Amendment No. 3 to Second Amended and Restated Second Lien Credit Agreement dated as of November 3, 2021 and effective as of July 15, 2021 (“Third Amendment”), as amended by that certain Consent No. 2 to Second Amended and Restated Second Lien Credit Agreement dated as of the date hereof (“Consent No. 2”), and as otherwise amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”);

WHEREAS, notwithstanding Section 2.06(b) of the Credit Agreement with respect to payment of interest, the Borrower has requested that the Lender consent to all accrued interest and unpaid interest for the period beginning as of July 15, 2021 (the “Interest Consent Date”) through the Amendment Effective Date being paid on the Amendment Effective Date (the “Interest Payment Extension”);

WHEREAS, Borrower was required to cause all proceeds of the Funding Trust Loans to be paid to a deposit account of Borrower subject to an Account Control Agreement pursuant to Section 2.04(a) of the Existing Credit Agreement, but has not complied with such covenant (the “Account Control Agreement Deficiency”);

WHEREAS, Section 7.05 of the Existing Credit Agreement provides that the Borrower may not, directly or indirectly, Dispose of any Funding Trust Loan (or any interest under any Funding Trust Loan Agreement, to any Person except as provided therein, including with the written consent of the Lender;

WHEREAS, the Borrower has advised the Lender that the agreements attached as Exhibit A hereto (the “Liquidity Funding Trust Loans Transfer Agreements”) have been executed and such Liquidity Funding Trust Loans Transfer Agreements provide that on December 31, 2021 (the “Liquidity Funding Trust Loans Transfer Effective Date”), the Borrower transferred (whether by assignment, contribution, amendment of the Liquidity Funding Trust Loan Transfer Agreements or otherwise) the rights in all of the applicable Liquidity Funding Trust Loan Transfer Agreements it held and with respect to the Funding Trust Loans, in each case, held by the Borrower, to Ben Liquidity, L.L.C, a Delaware limited liability company, which then transferred such rights to Beneficient Capital Company Holdings, L.P., a Delaware limited partnership (“BEN Capital Holdings”), which then transferred such rights to Beneficient Capital Lending, L.L.C. (f.k.a., Ben Liquidity Holdings, L.L.C.), a Delaware limited liability company (“BCL”) (such transfers, collectively, and after giving effect to the transactions contemplated thereby, the “Liquidity Funding Trust Loans Transfer”);

WHEREAS, the Borrower has advised the Lender that the agreements attached as Exhibit B hereto (the “Fiduciary Funding Trust Loans Transfer Agreements”) have been executed and such Fiduciary Funding Trust Loans Transfer Agreements provide that on December 31, 2021 (the “Fiduciary Funding Trust Loans Transfer Effective Date”), Beneficient Capital Company, L.L.C., a Delaware limited liability company (“New BCC”) transferred (whether by assignment, contribution, amendment of the Fiduciary Funding Trust Loan Transfer Agreements or otherwise) the rights in all of the applicable Fiduciary Funding Trust Loan Transfer Agreements it held and with respect to the Funding Trust Loans, in each case, held by New BCC, to BEN Capital Holdings, which then transferred such rights to Beneficient Fiduciary Financial, L.L.C, a Kansas Technology-Enabled Fiduciary Financial Institution (“Fiduciary”) (such transfers collectively, and after giving effect to the transactions contemplated thereby, the “Fiduciary Funding Trust Loans Transfer”);

WHEREAS, the Borrower has advised the Lender that PEN Indemnity Insurance Company Ltd., a Bermuda exempted company (“PEN”), Private Equity National Indemnity Holdings, L.P., a Bermuda exempted limited partnership (“Pen LP”), and PEN Insurance Holdings, L.P. (“PEN Insurance”), has entered into a Master Distribution Agreement dated effective as of March 8, 2022 (the “PEN Funding Trust Loans Transfer Effective Date”), substantially in the form attached as Exhibit C hereto (the “PEN Loans Transfer Agreement”), pursuant to which PEN transferred (whether by assignment, contribution, amendment of the PEN Loans Transfer Agreements or otherwise) its rights in the loans set forth on Exhibit A to the PEN Loans Transfer Agreement (the “PEN Loans”), in each case, held by PEN, to Pen LP, which then transferred such rights to PEN Insurance (such transfers, collectively, and after giving effect to the transactions contemplated thereby, the “PEN Funding Trust Loans Transfer”, and together with the Liquidity Funding Trust Loans Transfer and the Fiduciary Funding Trust Loans Transfer, each a “Funding Trust Loans Transfer”, and collectively, the “Funding Trust Loan Transfers”);

WHEREAS, on July 15, 2021, as required by Section 6 of the Third Amendment, the Borrower, paid-in-kind an amendment fee to the Third Amendment equal to $2,277,144.89 (the “Third Amendment Fee”);

WHEREAS, for good and valuable consideration, on the terms and conditions set forth herein, as a condition of Lender agreeing to the amendments and consents in both (i) this Amendment and (ii) the Consent No. 2, Borrower agrees to pay to Lender amendment and consent fees consisting of:

(A) A maturity extension fee in the amount of $2,808,861.60 (the “Maturity Extension Fee”), equaling approximately 3% of the sum of the current outstanding principal of the Loan before giving effect to this Amendment; and

(B) A consent fee for the consents contemplated by Amendment No. 2 and this Amendment in the amount of $3,277,005.20 (the “Amendment No. 4 and Consent No. 2 Amendment Fee”), equaling approximately 3.5% of current outstanding principal of the Loan before giving effect to this Amendment;

WHEREAS, the Borrower has requested that Lender extend the Scheduled Maturity Date and the Final Maturity Date to August 31, 2023 (the “Maturity Extension”), and the Lender has agreed to extend the maturity subject to the terms and conditions set forth herein;

WHEREAS, subject to the terms and conditions set forth herein, the Lender has agreed to (i) make certain amendments to the Existing Credit Agreement and certain other Loan Documents, (ii) consent to the Funding Trust Loans Transfers, (iii) consent to the Account Control Agreement Deficiency, (iv) consent to the Interest Payment Extension and (v) evidence the Maturity Extension;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Defined Terms. All initially capitalized terms used herein (including the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement. Unless the context otherwise requires, all defined terms in the preamble and recitals of this Amendment when used in this Amendment shall have the meanings ascribed thereto in the preamble and recitals of this Amendment.

2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 2:

“Released Claims” means any and all actions, causes of action, judgments, executions, suits, debts, claims, demands, controversies, liabilities, obligations, damages and expenses of any and every character (whether known or unknown, liquidated or unliquidated, absolute or contingent, acknowledged or disputed, direct or indirect), at law or in equity, of whatsoever kind or nature (including claims of usury), whether heretofore or hereafter accruing, for or because of any matter or things done, omitted or suffered to be done by any of the Released Persons prior to and including the date hereof that in any way directly or indirectly arise out of or in any way are connected to (a) any of the Loan Documents or any Default or Event of Default thereunder, (b) any negotiation, discussion, enforcement action, agreement or failure to agree related to any Loan Document or any Default or Event of Default thereunder, or (c) any action, event, occurrence, or omission otherwise related to the rights, duties, obligations and relationships among the Borrower and Lender.

“Released Persons” means Lender and its respective employees, agents, attorneys, officers, partners, shareholders, affiliates, accountants, consultants, and directors, and their respective successors and assigns.

3. Consents. Subject to the satisfaction (or waiver in writing by the Lender) of the conditions precedent set forth in Section 5 hereof:

(a) Consent to the Funding Trust Loans Transfers. The Lender hereby consents to (a), as of the Liquidity Funding Trust Loans Transfer Effective Date, the Liquidity Funding Trust Loans Transfer, (b) as of the Fiduciary Funding Trust Loans Transfer Effective Date, the Fiduciary Funding Trust Loans Transfer, and (c) as of the PEN Funding Trust Loans Transfer Effective Date, the PEN Funding Trust Loans Transfer; provided, however, that, and notwithstanding anything to the contrary, the Lender’s consent to the Funding Trust Loans Transfers is strictly conditioned on (i) each Funding Trust Loans Transfer expressly providing by its terms (and agreed in writing by all applicable parties thereto) that any transferee of any Collateral or other assets (real or personal) subject to Liens in favor of Lender pursuant to the Credit Agreement or the other Loan Documents will expressly assume such Liens in favor of Lender and that such transferred Collateral or other assets (real or personal) (other than, subject to Section 3(b) below, Subject Collateral (as defined below)) will be made subject to such Liens in favor of Lender, and (ii) the satisfaction of the post-closing covenants set forth in Section 6 hereof; provided further, and notwithstanding anything to the contrary, no consent made pursuant this Section 3(a) extinguishes, novates or releases any right, lien, claim, Lien, security interest or entitlement of the Lender created by or contained in the Credit Agreement or any other Loan Documents.

(b) Consent to Interest Payment Extension. Notwithstanding Section 2.06(b) of the Credit Agreement, effective as of the Interest Consent Date, the Lender hereby consents to the Interest Payment Extension and Borrower agrees to pay all interest subject to the Interest Payment Extension on the Amendment Effective Date; provided that the payment of such interest shall be calculated as giving effect to the transactions contemplated by this Amendment (including the revision to the definition of “Accrued Interest”). Notwithstanding anything to the contrary herein, no consent made pursuant hereto extinguishes, novates or releases any right, lien, claim, Lien, security interest or entitlement of the Lender created by or contained in the Existing Credit Agreement or any other Loan Documents.

4. Amendment to Existing Credit Agreement. Subject to the satisfaction (or waiver in writing by the Lender) of the conditions precedent set forth in Section 5 hereof, the Existing Credit Agreement shall be amended to reflect the following modifications:

(a)	The following definitions are added to Section 1.01 of the Existing Credit Agreement in alphanumerical order:

“Fourth Amendment” means that certain Consent and Amendment No. 4 to Second Amended and Restated Credit Agreement dated as of March 24, 2022 by and among the Borrower, the Parent, Lender, and the other parties thereto.

“Fourth Amendment Effective Date” means March 24, 2022.

“Interest Consent Date” has the meaning set forth in the Fourth Amendment.

“Third Amendment Fee” has the meaning set forth in the Fourth Amendment.

“PIK Amount” means, as of any date of determination, the amount of the Third Amendment Fee that has been paid-in-kind.

(b)	The definition of “Accrued Interest” in Section 1.01 of the Existing Credit Agreement is hereby amended to delete clause (a) of such definition and replace it in its entirety as follows:

“(a) During any Interest Period, an amount which shall accrue on each calendar day on the outstanding amount of the Loan at a per annum rate equal to (x) prior to the Second Amendment and Restatement Date, (A) One Month Adjusted LIBOR for such Interest Period plus (B) the Spread and (y) on and after the Second Amendment and Restatement Date, (i) One Month Adjusted LIBOR for such Interest Period plus (ii) 8.0%; provided that, if the Accrued Interest pursuant to this clause (y) is greater than 9.5%, the Accrued Interest shall be deemed to be 9.5% (except as provided otherwise by the following proviso); provided further, and notwithstanding the foregoing, for the period beginning with the Interest Consent Date and ending on the Fourth Amendment Effective Date, an amount which shall accrue on each calendar day on the outstanding amount of the Loan at a per annum rate equal to 10.5%.”

(c)	The following definitions in Section 1.01 of the Existing Credit Agreement are hereby amended and restated in their respective entireties as follows:

“”Final Maturity Date” means August 31, 2023.

“Loan” means, collectively, (i) each of the outstanding Advances made hereunder, plus (ii) any outstanding PIK Amount.

“Scheduled Maturity Date” means August 31, 2023.”

(d)	Effective as of December 1, 2021, the first sentence of Section 2.05 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“The Borrower shall, until such time as all outstanding Obligations (other than Unasserted Obligations (as defined in the Subordination Agreement)) shall have been paid in full, repay to the Lender the outstanding unpaid principal balance of the Loan in installments of $5 million to be paid on May 10, 2022, $5 million to be paid on August 10, 2022, $5 million to be paid on December 10, 2022, $5 million to be paid on April 10, 2023 and the remaining outstanding Obligations to be paid on the Final Maturity; provided that, notwithstanding the foregoing, Borrower shall not make all or any portion of such payments under this Section 2.05 until the Obligations under the Senior Loan Documents are paid in full; provided further, that such payments shall be subject to a determination of the Audit Committee of the Board of Directors of Beneficient Management, L.L.C. that making such payment, in part or in full, shall not cause the Company to incur a going concern, with such payment to be senior to any payment made with respect to the guaranteed payment due to holders of Preferred A Subclass 0 Unit Accounts of Borrower; provided, further, that if any payment is not made on such payment date, as set forth in this Section 2.05, then such payment shall be made as soon as a determination is made by the Audit Committee of the Board of Directors of Beneficient Management, L.L.C. that such payment, in part or in full, shall not cause the Company to incur a going concern.”

(e)

Section 8.01 of the Existing Credit Agreement is amended by deleting the lead-in clause “The occurrence of any of the following shall constitute an Event of Default” and is replaced with the following:

“Upon the occurrence of (i) any of the following events, and (ii) notice (written or oral) from Lender to Borrower that such Default shall constitute an Event of Default, such event shall constitute an Event of Default; provided, that, this clause (ii) shall not apply to clauses (f) and (g) of this Section 8.01 and that the occurrence of any event described in clause (f) or (g) shall trigger an Event of Default without notice of any kind from Lender:”

(f)	The Borrower, the Lender, the Parent, and the other parties hereto agree that the paymentin-kind of the Third Amendment Fee satisfied the obligations of Borrower to pay such fee.

(g)

Effective as of August 13, 2020, the Lender and any relevant party hereto agrees that the Account Control Agreement Deficiency shall not constitute an Event of Default; provided that the Borrower enters into an Account Control Agreement on a post-closing basis as contemplated by Section 6 of this Amendment.

(h)

Schedule 1.01A of the Existing Credit Agreement shall be amended to reflect the changes which are attached as Schedule 1.01A hereto, such that on the Amendment Effective Date (as defined below) the terms set forth in Schedule 1.01A hereto which appear in bold and double underlined text (inserted text) shall be added to Schedule 1.01A and the terms appearing as text which is stricken (~~deleted text~~) shall be deleted therefrom.

5. Conditions Precedent to Amendment. The satisfaction (or waiver in writing by the Lender) of each of the following shall constitute conditions precedent to the effectiveness of this Amendment (such date being the “Amendment Effective Date”):

(a) the Lender shall have received:

(i) this Amendment and Consent No. 2, in each case, duly executed by the parties hereto, and the same shall be in full force and effect;

(ii) payment of the Amendment No. 4 and Consent No. 2 Amendment Fee in cash; and

(iii) payment of the Maturity Extension Fee in cash;

(b) Substantially concurrently with the closing of this Amendment, the Borrower shall prepay the “Obligations” (as defined in the Credit Agreement) under the Credit Agreement in an amount equal to $2,277,144.89 (including any applicable prepayment premium or other charges), in each case, in compliance with the provisions of the Credit Agreement and the Subordination Agreement;

(c) the Lender shall have received all documents and instruments that Lender has then reasonably requested, in addition to those described in this Section 5. All such additional documents and instruments shall be reasonably satisfactory to Lender in form, substance and date;

(d) The Lender shall have received all interest subject to the Interest Payment Extension on the Amendment Effective Date calculated as giving effect to the transactions contemplated by this Amendment (including the revision to the definition of “Accrued Interest”).

(e) after giving effect to the transactions contemplated by this Amendment, no event shall have occurred and be continuing that would constitute an Event of Default;

(f) all representations and warranties made by Borrower or any other party in any Loan Document shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of time of the effectiveness hereof as if such representations and warranties had been made as of the time of the effectiveness hereof (except to the extent that any such representation or warranty was made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such specific date); and

(g) Borrower shall have paid, in connection with such Loan Documents, all reasonable and documented fees and reimbursements to be paid to Lender pursuant to any Loan Documents, or otherwise due Lender and including the reasonable and documented fees, expenses, and disbursements of Holland & Knight LLP.

6. Post-closing. Within 30 days of the Amendment Effective Date (or such later date as Lender may permit in its sole discretion), the Borrower agrees to execute and to cause all other Loan Parties (including the DSTs) to execute and enter into one or more amendments or modifications to the Credit Agreement and other Loan Documents, as well cause to be delivered any legal opinions requested by Lender, (including, but not limited to the joinder of new DSTs, as well as the Maturity Extension and this Amendment), in each case, as reasonably required by Lender in its reasonable discretion and on terms reasonably acceptable to Lender in its reasonable discretion, to (i) enter into one or more acknowledgments and/or amendments to the DST Security Agreement with respect to the Credit Agreement and the joinder of the Trusts added to Section 1.01(A) hereunder, (ii) enter into one or more Security Agreements, Guarantees, or other security instruments from PEN Insurance, BCL, and Fiduciary to guaranty the

Obligations and pledge all of its respective interests in the Collateral (other than the Subject Collateral), (iii) enter into an Account Control Agreement on bank accounts of Borrower (including all such accounts containing proceeds of Funding Trust Loans except to the extent such account solely contains proceeds of the Prosperity Loan (as defined in Consent. No. 2) and the Hatteras Loan (as defined in Consent No. 2)) in form and substance acceptable to Lender, (iv) enter into one or more amendments to the Credit Agreement with respect to such matters covered by this Amendment, and (v) make such other modifications as Lender may deem in its reasonable discretion to be required or appropriate to effect or reflect the transactions contemplated hereby or to add or perfect collateral for the Obligations. the Borrower agrees that the failure to comply with this Section 6 shall constitute an immediate Event of Default under the Credit Agreement.

7. Representations and Warranties. The Borrower represents and warrants to the Lender that:

(a) the representations and warranties of the Borrower set forth in the Loan Documents (as modified by this Amendment) are true and correct in all material respects (or in all respects if the applicable representation and warranty is qualified by a Material Adverse Effect or any other materiality qualifier) on and as of the date hereof (after giving effect to this Amendment), except to the extent that such representations and warranties are by their terms made as of a specified date, in which case they are true and correct in all material respects (or in all respects if the applicable representation and warranty is qualified by a Material Adverse Effect or any other materiality qualifier) as of such specified date;

(b) Immediately after giving effect to this Amendment, no Event of Default has occurred and is continuing;

(c) Attached hereto as Exhibit A and Exhibit B are true and correct executed copies (and any amendments or other modifications thereto), as applicable, of the Liquidity Funding Trust Loans Transfer Agreements and the Fiduciary Funding Trust Loans Transfer Agreements.

(d) this Amendment has been duly executed and delivered by the Borrower;

(e) this Amendment (with respect to the Borrower and Parent) and the Credit Agreement (as modified by this Amendment) (with respect to the Borrower and Parent) constitutes legal, valid and binding obligations of such Person, enforceable against such Person in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(f) the execution and delivery by the Borrower and Parent of this Amendment and the performance by the Borrower and Parent of this Amendment and the Credit Agreement (as modified by this Amendment), have been duly authorized by all necessary corporate or other organizational action, and (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) will not violate any material requirement of law applicable to the Borrower and Parent, (iii) will not violate or result in a default under any material indenture, agreement or other instrument binding upon the Borrower and Parent or the assets of the Borrower or Parent, or give rise to a right thereunder to require any payment to be made by the Borrower or Parent, and (iv) except as expressly provided by this Amendment, will not result in the creation or imposition of any Lien on any asset of the Borrower, Parent, or any Subsidiary, except Liens created pursuant to the Loan Documents and the Senior Loan Documents.

8. GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW; JURISDICTION; AND WAIVER OF JURY TRIAL SET FORTH IN SECTIONS 9.14 AND 9.15 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

9. RELEASE OF CLAIMS. TO INDUCE THE LENDER TO ENTER INTO THIS AMENDMENT, THE BORROWER HEREBY (A) REPRESENTS AND WARRANTS THAT AS OF THE DATE OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS, AND WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES, OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF THIS AMENDMENT, (B) RELEASES AND FOREVER DISCHARGES THE RELEASED PERSONS FROM ANY AND ALL RELEASED CLAIMS, AND (C) COVENANTS NOT TO ASSERT (AND NOT TO ASSIST OR ENABLE ANY OTHER PERSON TO ASSERT) ANY RELEASED CLAIM AGAINST ANY RELEASED PERSON. THE BORROWER ACKNOWLEDGES AND AGREES THAT SUCH RELEASE IS A GENERAL RELEASE OF ANY AND ALL RELEASED CLAIMS THAT CONSTITUTES A FULL AND COMPLETE SATISFACTION FOR ALL OR ANY ALLEGED INJURIES OR DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE RELEASED CLAIMS, ALL OF WHICH ARE HEREIN COMPROMISED AND SETTLED.

10. Amendments. This Amendment cannot be altered, amended, changed or modified in any respect except in accordance with Section 9.01 of the Credit Agreement.

11. Counterpart Execution. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic transmission (i.e., a “pdf”) shall be effective as delivery of a manually executed counterpart hereof.

12. Continuing Effectiveness; Etc.

(a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Existing Credit Agreement as modified hereby and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Senior Credit Agreement shall mean and be a reference to the Existing Credit Agreement as modified hereby.

(b) Except as specifically amended hereby, and subject to the consents set forth herein, the Existing Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. The Borrower (i) agrees that, except as specifically provided herein, this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of the Borrower arising under or pursuant to the Credit Agreement or the other Loan Documents to which it is a party, (ii) reaffirms its obligations under the Credit Agreement and each and every other Loan Document to which it is a party and (iii) reaffirms (x) all Liens on the Collateral which have been granted by it in favor of the Lender pursuant to any of the Loan Documents and (y) all filings made with any Governmental Authority in connection with such Liens, as applicable. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AMENDMENT OR OTHERWISE, NOTHING IN THIS AMENDMENT EXTINGUISHES, NOVATES OR RELEASES ANY RIGHT, CLAIM, LIEN,

SECURITY INTEREST OR ENTITLEMENT OF ANY OF THE LENDER CREATED BY OR CONTAINED IN THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENTS NOR IS THE BORROWER NOR HOLDINGS NOR ANY OTHER PARTY RELEASED FROM ANY COVENANT, WARRANTY OR OBLIGATION CREATED BY OR CONTAINED HEREIN OR THEREIN.

(c) Except with respect to the subject matter hereof, including the consents and amendments specifically set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d) This Amendment shall constitute a Loan Document under the Credit Agreement.

13. Integration. This Amendment, together with the other Loan Documents and the other documents contemplated hereby, contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

14. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

15. Headings. Section headings in this Amendment are included herein for convenience or reference only and shall not constitute a part of this Amendment for any other purpose.

16. Representation. The parties hereto acknowledge that Lender has selected Holland & Knight LLP as its legal counsel in connection with the preparation and negotiation of this Amendment. Borrower, each Guarantor, and Parent acknowledge that Holland & Knight LLP has not represented it in connection with the preparation and negotiation of this Amendment, and Holland & Knight LLP shall owe no duties directly to Borrower or Parent. Each of Borrower, each Guarantor, and Parent confirm that it has been advised (and given adequate time) to consult with its own legal and tax advisors regarding this Amendment and the Loan Documents.

17. Acknowledgment and Ratification of Guarantors. For the avoidance of doubt, each of the undersigned DSTs acknowledges, ratifies, and agrees to the terms of the Credit Agreement, as amended, restated, supplemented or otherwise modified on or prior to the date hereof (including, but not limited to, the change in Borrower and extension of maturity), including this Amendment, and that the Obligations as amended by the foregoing and this Amendment continue to be (A) Guaranteed Obligations under that certain Guaranty dated as of September 1, 2017 (as amended, restated, amended and restated, supplemented, or otherwise modified prior to the date hereof) executed by the DSTs as Guarantors for the benefit of Lender, and (B) secured by that certain Security and Pledge Agreement dated as of September 1, 2017 (as amended, restated, amended and restated, supplemented, or otherwise modified prior to the date hereof), executed by the DSTs as Pledgors for the benefit of Lender.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BENEFICIENT COMPANY HOLDINGS, L.P.,
as Borrower

By:	/s/ James Silk
Name: James Silk
Title: Authorized Signatory

THE BENEFICIENT COMPANY GROUP, L.P.,
as Parent

By:	/s/ James Silk
Name: James Silk
Title: Authorized Signatory

[CONSENT AND AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED SECOND LIEN CREDIT AGREEMENT]

HCLP NOMINEES, L.L.C.,
as the Lender, and as Senior Creditor and Subordinated Creditor under the Subordination Agreement

By: CROSSMARK MASTER HOLDINGS, LLC, its Manager

By:	/s/ David Wickline
Name: David Wickline
Title: Manager

[CONSENT AND AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED SECOND LIEN CREDIT AGREEMENT]

Acknowledged, Ratified, and agreed as of the date hereof:

DSTs

LT-1 CUSTODY TRUST

By:	/s/ John A. Stahl
Name: John Stahl
Title: Trustee of The LT-1 LiquidTrust, certificateholder of LT-1 Custody Trust

LT-2 CUSTODY TRUST

By:	/s/ John A. Stahl
Name: John Stahl
Title: Trustee of The LT-2 LiquidTrust, certificateholder of LT-2 Custody Trust

LT-3 CUSTODY TRUST

By:	/s/ John A. Stahl
Name: John Stahl
Title: Trustee of The LT-3 LiquidTrust, certificateholder of LT-3 Custody Trust

LT-4 CUSTODY TRUST

By:	/s/ John A. Stahl
Name: John Stahl
Title: Trustee of The LT-4 LiquidTrust, certificateholder of LT-4 Custody Trust

LT-5 CUSTODY TRUST

By:	/s/ John A. Stahl
Name: John Stahl
Title: Trustee of The LT-5 LiquidTrust, certificateholder of LT-5 Custody Trust

LT-6 CUSTODY TRUST

By:	/s/ John A. Stahl
Name: John Stahl
Title: Trustee of The LT-6 LiquidTrust, certificateholder of LT-6 Custody Trust

[CONSENT AND AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED SECOND LIEN CREDIT AGREEMENT]

LT-7 CUSTODY TRUST

By:	/s/ John A. Stahl
Name: John Stahl
Title: Trustee of The LT-7 LiquidTrust, certificateholder of LT-7 Custody Trust

LT-8 CUSTODY TRUST

By:	/s/ John A. Stahl
Name: John Stahl
Title: Trustee of The LT-8 LiquidTrust, certificateholder of LT-8 Custody Trust

LT-9 CUSTODY TRUST

By:	/s/ John A. Stahl
Name: John Stahl
Title: Trustee of The LT-9 LiquidTrust, certificateholder of LT-9 Custody Trust

LT-12 CUSTODY TRUST

By:	/s/ John A. Stahl
Name: John Stahl
Title: Trustee of The LT-12 LiquidTrust, certificateholder of LT-12 Custody Trust

LT-14 CUSTODY TRUST

By:	/s/ John A. Stahl
Name: John Stahl
Title: Trustee of The LT-14 LiquidTrust, certificateholder of LT-14 Custody Trust

LT-15 CUSTODY TRUST

By:	/s/ John A. Stahl
Name: John Stahl
Title: Trustee of The LT-15 LiquidTrust, certificateholder of LT-15 Custody Trust

LT-16 CUSTODY TRUST

By:	/s/ John A. Stahl
Name: John Stahl
Title: Trustee of The LT-16 LiquidTrust, certificateholder of LT-16 Custody Trust

[CONSENT AND AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED SECOND LIEN CREDIT AGREEMENT]

LT-17 CUSTODY TRUST

By:	/s/ John A. Stahl
Name: John Stahl
Title: Trustee of The LT-17 LiquidTrust, certificateholder of LT-17 Custody Trust

LT-18 CUSTODY TRUST

By:	/s/ John A. Stahl
Name: John Stahl
Title: Trustee of The LT-18 LiquidTrust, certificateholder of LT-18 Custody Trust

LT-19 CUSTODY TRUST

By:	/s/ John A. Stahl
Name: John Stahl
Title: Trustee of The LT-19 LiquidTrust, certificateholder of LT-19 Custody Trust

LT-20 CUSTODY TRUST

By:	/s/ John A. Stahl
Name: John Stahl
Title: Trustee of The LT-20 LiquidTrust, certificateholder of LT-20 Custody Trust

LT-21 CUSTODY TRUST

By:	/s/ John A. Stahl
Name: John Stahl
Title: Trustee of The LT-21 LiquidTrust, certificateholder of LT-21 Custody Trust

LT-22 CUSTODY TRUST

By:	/s/ John A. Stahl
Name: John Stahl
Title: Trustee of The LT-22 LiquidTrust, certificateholder of LT-22 Custody Trust

[CONSENT AND AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED SECOND LIEN CREDIT AGREEMENT]

LT-23 CUSTODY TRUST

By:	/s/ John A. Stahl
Name: John Stahl
Title: Trustee of The LT-23 LiquidTrust, certificateholder of LT-23 Custody Trust

LT-24 CUSTODY TRUST

By:	/s/ John A. Stahl
Name: John Stahl
Title: Trustee of The LT-24 LiquidTrust, certificateholder of LT-24 Custody Trust

LT-25 CUSTODY TRUST

By:	/s/ John A. Stahl
Name: John Stahl
Title: Trustee of The LT-25 LiquidTrust, certificateholder of LT-25 Custody Trust

LT-26 CUSTODY TRUST

By:	/s/ John A. Stahl
Name: John Stahl
Title: Trustee of The LT-26 LiquidTrust, certificateholder of LT-26 Custody Trust

LT-27 CUSTODY TRUST

By:	/s/ John A. Stahl
Name: John Stahl
Title: Trustee of The LT-27 LiquidTrust, certificateholder of LT-27 Custody Trust

LT-28 CUSTODY TRUST

By:	/s/ John A. Stahl
Name: John Stahl
Title: Trustee of The LT-28 LiquidTrust, certificateholder of LT-28 Custody Trust

[CONSENT AND AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED SECOND LIEN CREDIT AGREEMENT]

SCHEDULE 1.01 A

Amendments to the Credit Agreement

SCHEDULE 1.01A

Trusts

EXHIBIT A

Liquidity Funding Trust Loans Transfer Agreements

EXHIBIT B

Fiduciary Funding Trust Loans Transfer Agreements

EXHIBIT C

PEN Loans Transfer Agreement